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                                                                    Exhibit 10.1


                                             ARTHUR C. BARTON
                                             Vice President
                                             Commercial Banking

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PEOPLE'S BANK                                People's Bank
                                             4 Broadway
                                             Norwich, Connecticut 06360-5725

                                             860.892.6226      Fax: 860.886.6588


August 25, 2000


Mr. Michael Vehlies
Gunther International, Ltd.
One Winnenden Road
Norwich, CT  06360

Re:  Commercial Loan #4097724927  #18/26

Dear Mike:

People's Bank hereby provides the following modification to the note dated October 23, 1999:

         -        Extend the maturity date from August 31, 2000 to November 30,
                  2000.

All other terms of the note shall continue to remain in full force and effect. Nothing contained herein shall waive, prejudice, impair or otherwise adversely affect any right, power or remedy of People's Bank under any of its loan documents or create a course of dealing with respect thereto. This waiver is not intended and shall not be construed as a waiver of such rights, remedies or powers that People's Bank may have pursuant to any of its loan documents and all such rights are expressly reserved.

Sincerely,


/s/ Arthur C. Barton

Arthur C. Barton
Vice President


Borrower:         GUNTHER INTERNATIONAL, LTD.

                  By: /s/  Michael M. Vehlies
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                  Its:  Chief Financial Officer
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